UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 12, 2024, Inovio Pharmaceuticals, Inc. (the “Company”) convened a special meeting of stockholders (the “Special Meeting”) to adopt and approve a proposed amendment to the Company’s Certificate of Incorporation, as amended to date, and authorize the Board of Directors of the Company (the “Board”), in its sole discretion, to effect a reverse stock split of the outstanding shares of common stock of the Company (the “Common Stock”) at any time on or before the one year anniversary of the Special Meeting, at a reverse stock split ratio ranging from 1-for-10 to 1-for-50, as determined by the Board at a later date (the “Reverse Stock Split Proposal”).

At the Special Meeting, the stockholders voted on the Reverse Stock Split Proposal, which is described as Proposal 1 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 28, 2023 (the “Proxy Statement”), and a proposal to adjourn the Special Meeting if necessary to solicit additional proxies if there are insufficient votes to adopt the Reverse Stock Split Proposal, as described in Proposal 2 in the Proxy Statement (the “Adjournment Proposal,” and together with the Reverse Stock Split Proposal, the “Proposals”). Of the 272,989,736 shares of Common Stock entitled to vote as of November 16, 2023 (the “Record Date”), including shares issuable upon conversion of outstanding shares of Series C Cumulative Convertible Preferred Stock of the Company as of the Record Date, 146,265,973 shares, or 53.6%, were present or represented by proxy at the Special Meeting.

The following is a summary of the voting results:

Proposal 1: Reverse Stock Split Proposal. The votes were cast as follows:

For	Against	Abstain

96,534,629	48,857,255	874,089

The Reverse Stock Split Proposal was approved.

Proposal 2: Adjournment Proposal. The votes were cast as follows:

For	Against	Abstain

106,842,257	37,097,854	2,325,862

The Adjournment Proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: January 12, 2024	By:	/s/ Peter Kies
Peter Kies Chief Financial Officer